Exhibit 10.58

May 31, 2006

VIA HAND DELIVERY

Mr. Kevin O’Hara

President & COO

Level 3 Communications, LLC

1025 Eldorado Boulevard

Broomfield, Colorado 80021

Re:

Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. effective as of April 18, 2000, as amended (the “Managed Modem Agreement”); and

Network Services Agreement between AOL and BBN Corporation (predecessor to Genuity Solutions Inc. (“Genuity”)) effective as of December 31, 1999, as amended (the “Genuity Network Services Agreement”); and

Network Services Agreement between AOL and ICG Telecom Group, Inc. effective as of March 6, 2002 and which has been assigned to Level 3, as amended (the “ICG Network Services Agreement”) (collectively with the Managed Modem Agreement and Genuity Network Services Agreement, the “Narrowband Agreements”).

Dear Kevin:

This letter memorializes our agreement concerning certain commitments under the Narrowband Agreements (the “Letter Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.

Name Change:  The parties acknowledge that the legal entity formerly known as America Online, Inc., a Delaware corporation, has changed its name to AOL LLC (“AOL”), a Delaware limited liability company, and that all references in the Narrowband Agreement to “America Online, Inc.”: or “AOL” refer to AOL LLC.

2.

Termination of Existing Commitments:  AOL’s purchase commitment respecting Commitment Ports and Uncommitted Ports set forth in the letter agreement dated October 13, 2005 between Level 3 and America Online, Inc. (“2005 Purchase Commitments”) shall be terminated as of September 30, 2006 and shall thereafter have no further force or effect.

3.

Revised Purchase Commitment:  In place of the 2005 Purchase Commitments, AOL commits that it will maintain the Committed Percentage (as defined below) of AOL’s Total AOL Dial-up Hours (as defined below) with Level 3 under the Managed Modem Agreement (the “Purchase Commitment”) during each of (i) October 1, 2006 – December 31, 2006; (ii) January 1, 2007 – June 30, 2007; (iii) July 1, 2007 – December 31, 2007; and (iv) January 1, 2008 – June 30, 2008) (each a “Commitment Period” and collectively the “2006 through 2008 Commitment Periods”). The Committed Percentage shall be: (i) as of October 1, 2006, January 1, 2007, July 1, 2007 and January 1, 2008, the percentage of AOL’s Total AOL Dial-up Hours then supported on the Level 3 network (provided that if such percentage is greater than [****] percent [****], the Commitment Percentage shall be capped at [****]), of which percentage AOL will notify Level 3, with supporting documentation, on or before, as applicable, October 15, 2006, January 15, 2007, July 15, 2007 and January 15, 2008, provided that (ii) when the total percentage of AOL’s Total AOL Dial-up Hours then supported on the Level 3 network reaches [****], the Committed Percentage shall be [****] as of the start of the next Commitment Period and for each Commitment

Period thereafter. “Total AOL Dial-up Hours” shall mean the aggregate number of dial-up service hours delivered by AOL in the United States to all of AOL’s dial-up access vendors, including Level 3, during the applicable Commitment Period, minus Excluded Hours (as defined in Section 4 below). AOL agrees that it will not to resell Managed Modern Service to non-affiliated third parties on a wholesale or stand alone basis without the advance written consent of Level 3 and that if it sells or otherwise provides Managed Modem Service to affiliated third parties, that it shall restrict such affiliated third parties from reselling the Managed Modem Service on a wholesale or stand alone basis.

4.

Excluded Hours:  Total AOL Dial-up Hours in excess of: i) [****] each month for the remainder of 2006; ii) [****] each month in 2007; and iii) [****] each month in 2008 shall be excluded from Total AOL Dial-up Hours (“Excluded Hours”).

5.

Distribution of Traffic:  With respect to Managed Modem Service traffic that applies to the Purchase Commitment, [****] However, the parties acknowledge that the ratio of Tier 1 to the combined Tier 2 and Tier 3 traffic on the Level 3 network may change over time as a natural result of non uniform rates of broadband adoption across Tier 1, Tier 2 and Tier 3 and the attrition of AOL service subscribers. The list of rate centers (“Rate Centers”) and associated Tiers is listed in Exhibit A attached hereto.

6.

Incentive Discount:  Provided that AOL delivers over [****] percent [****] of the Total AOL Dial-up Hours to Level 3 during the fourth calendar quarter of 2006 (i.e., from October 1, 2006-December 31, 2006), Level 3 will issue AOL a [****] credit on its February 2007 invoice for Managed Modem Service. If on October 1, 2006 the percentage of AOL’s Total AOL Dial-up Hours then supported on the Level 3 network is less than [****] percent [****], then Level 3 agrees to issue the credit on its February 2007 invoice as stated above notwithstanding AOL’s failure to achieve the [****] threshold.

7.

Commitment Validation:  By the 15th day of the next month following the end of each applicable Commitment Period as set forth in Section 3 of this Letter Agreement, AOL shall present Level 3 with a written certification and supporting documentation which demonstrates to Level 3’s reasonable satisfaction that Total AOL Dial-up Hours in the Commitment Period exceeded the Purchase Commitment. Level 3 reserves the right to audit AOL’s relevant books and records to verify AOL’s satisfaction of the Purchase Commitment in any Commitment Period and AOL’s achievement of the incentive discount described in Section 6 of this Letter Agreement. If at the end of a Commitment Period, AOL has failed to satisfy the Purchase Commitment, Level 3 shall assess and AOL shall pay Level 3 a shortfall fee equal to [****].

8.

Term; Renewal; Transition Assistance:  The Term of the Managed Modem Agreement will extend through June 30, 2008. Upon expiration of the Term, AOL will have the option to renew the Managed Modem Agreement, as amended, including but not limited to by this Letter Agreement, for one (1) additional year under the then-current terms and conditions, including Purchase Commitment level and pricing. For avoidance of doubt, in the event AOL elects to extend the Managed Modem Agreement for an additional one year period, such one year period will be divided into biannual Commitment Periods. Upon expiration of termination of the Managed Modem Agreement, AOL shall be entitled to the post-expiration transition assistance described in Section

13 of Amendment No. 1 to the Managed Modem Agreement for a period of time not to exceed [****] (“Transition Assistance”).

9.

Pricing:  The Port Charge shall be revised such that (i) from and after the date of this Letter Agreement, AOL’s first [****] ports shall have a Monthly Price per port of [****], the next [****] ports shall have a Monthly Price per port of [****], and additional ports (excluding the ports being delivered under the ICG Network Services Agreement (the “ICG Ports”) shall have a Monthly Price per Port of [****] from and after the date those incremental ports are installed and the telephone numbers associated with those ports are ported-in to the Level 3 network; and (ii) from July 1, 2006, all ports (excluding the ICG Ports) shall have a monthly Port Charge of [****].

10.

Termination of Network Services Agreements:  As of the date of this Letter Agreement respecting the Genuity Network Services Agreement and as of July 1, 2006 respecting the ICG Network Services Agreement, such agreements shall be terminated and any services provided there under which were not previously governed by the Managed Modem Agreement shall be governed by the Managed Modem Agreement as amended.

11.

Implementation Milestones:  The parties will mutually agree on an implementation plan to migrate traffic from an existing AOL dial-up network services vendor to the Level 3 network. The implementation plan will include the obligation of AOL to: (i) obtain and provide to Level 3 promptly following the date of this Letter Agreement (if not already provided) all necessary letters of authority (LOAs) required to port-in to Level 3 all [****] telephone numbers (identified in Exhibit “D” hereto) associated with AOLs existing dial-up network services provider, including LOAs between (a) AOL’s current dial-up network services vendor for which telephone numbers will be ported to Level 3 and (b) such vendor’s underlying suppliers, authorizing the transfer of such telephone numbers to Level 3; provided, however, that: (a) AOL reserves the right to withdraw telephone numbers from the list of LOAs and remove such telephone numbers from the implementation plan on 60 days prior written notice from AOL to Level 3 and b) AOL may only withdraw telephone numbers under subpart (a) immediately above where the remaining telephone numbers (after such withdrawals) will accommodate the below milestone percentages; (ii) not delay the porting-in of telephone numbers or the migration of traffic to Level 3; and (iii) reasonably cooperate with Level 3 upon request in such porting and migration efforts as respects AOL’s current dial up access provider. The parties acknowledge and agree that Subsection (i)(a) above has been completed by AOL and no further obligations exists. As part of the joint implementation plan, the parties have agreed upon certain milestones dates that Level 3 shall endeavor to meet related to the migration of traffic and Level 3’s ability to successfully port-in telephone numbers and associated traffic from AOL’s third-party dial-up network services provider, as stated in the chart below. The percentages stated in the chart below shall be the percentage of AOL’s Total AOL Dial-up Hours corresponding to each Rate Center (and telephone number) as such Rates Centers and telephone numbers are identified in Exhibit “D.” To determine the total percentage of overall Total AOL Dial-up Hours successfully ported-in to the Level 3 network (and whether the below milestones have been achieved) for each telephone number identified in Exhibit “D” successfully ported-in to Level 3, the corresponding “% of AOL Traffic” stated in Exhibit “D” shall be added together (the “Percentage”).

Date	Milestone Percentage
July 1, 2006:	[****]
August 1, 2006:	[****]
September 1, 2006:	[****]
October 1, 2006:	[****]
November 1, 2006	[****]
December 1, 2006	[****]
January 1, 2007	[****]
February 1, 2007	[****]
March 1, 2007	[****]

*	Percentages noted will adjust for telephone numbers that AOL removes from the LOA lists and implementation plan based on the corresponding “% of AOL Traffic” stated in Exhibit “D”.

Respecting the milestones stated above for July 1, 2006 and August 1, 2006, Level 3 and AOL agree that the [****] telephone numbers (identified as being “subject to the 3rd party LEC carve-out” in Exhibit “D”) are intended to be ported to satisfy such milestones. In the event the July 1, 2006 and August 1, 2006 milestones stated above are not met for reasons (i) within AOL’s control or (ii) due to the unreasonable delay of the underlying carriers that supply any of such [****] telephone numbers and services to AOL’s existing dial-up network services provider in porting-out such telephone numbers to Level 3 based on conflicting customer of record information, the July 1, 2006 and August 1, 2006 milestone will be reduced according to the “% of AOL Traffic associated with the impacted telephone numbers as stated in Exhibit “D”. In the event the milestones stated above are otherwise not met for reasons not within AOL’s control, AOL shall be entitled, as its sole remedy for such failure, to a service credit calculated as follows: [****] Level 3 will provide such credits in the month in which AOL provides notification of Total AOL Dial-up Hours as stated in part (b) immediately above. Level 3 reserves the right to audit AOL’s relevant books and records to verify the information AOL has supplied in connection with the foregoing. For avoidance of doubt, the foregoing limitation applies solely with respect to the monetary remedy available under this Section 11 and AOL is not limited with respect to other remedies provided under the Managed Modem Agreement and this Letter of Agreement, including but not limited to Level 3’s indemnification obligations and AOL’s rights to terminate Services, to the extent such remedies are triggered by events that also trigger by Level 3’s failure to reach the milestones.

12.

Monthly Port Volume Adjustments:  The existing Decommissioning Process described in the letter agreement dated October 13, 2005, shall be deleted and replaced with the following: Beginning October 1, 2006, AOL will provide Level 3 with a non-binding, rolling 90-day forecast of the forecasted quantity of ports needed by AOL for delivery by Level 3 in each “Market” (as such Markets are identified in Exhibit C hereto). On the first day of each month, AOL will provide a binding notification to Level 3 of the quantity of ports to be added to or removed from each Market on the first day of the next subsequent calendar month. For example, on July 1st, AOL will provide a non-binding forecast for anticipated port demand in July, August and September. On August 1st, AOL will (a) provide Level 3 with a binding notification of the quantity of ports to be added or removed from each Market effective September 1st, and (b) a forecast for anticipated port demand in August, September and October).

13.

Port Move Rights:  In order to satisfy the Purchase Commitment, as part of the advance forecasting process and notification of monthly port quantities and associated hours, AOL, subject to other requirements of this Letter Agreement, will have the ability (on five business days prior written notice to Level 3) to redeploy ports across Markets, without any port relocation and/or installation fee, in order to align the supply of ports with changes in demand across those Markets. For example, if AOL’s demand in Market A increases by 1,000 ports while demand decreases by 500 ports in Market B and another 500 ports in Market C, AOL may reallocate the ports from Markets B and C to Market A without any relocation or installation fees related to such [****] ports.

14.

ICG Ports:  AOL agrees to renew for a term commencing July 1, 2006 and ending June 30, 2007 (the “ICG Term”) [****] ICG Ports more specifically to be identified on Exhibit “B” and attached hereto by June 15, 2006 (the “ICG Ports”), such ports to be delivered under the Managed Modem Agreement. The pricing for such ICG Ports shall be as follows, based on the “Pricing Bracket” of each port identified in Exhibit “B”:

Pricing Bracket 1 – [****] ports: [****]/Port/month

Pricing Bracket 2 – [****] ports: [****]/Port/month

Pricing Bracket 3 – [****] ports: [****]/Port/month

Pricing Bracket 4 – [****] ports: [****]/Port/month

Respecting the ICG Ports, Section 12 of this Letter Agreement shall not apply, and Section 13 of this Letter Agreement shall apply, provided that AOL may only move ports within Pricing Brackets (and not between them). For avoidance of doubt, upon expiration of the ICG Term, AOL shall be entitled to Transition Assistance with respect to the affected ICG Ports.

15.

Toll Free Managed Modem Services:  The toll free modem service being provided to AOL by Level 3 pursuant to i) the Amendment to the Global Master Services Agreement for Colocation Space effective as of May 16, 2005 between Level 3 and America Online, Inc., and ii) Amendment No. 6 to Network Services Agreement by and between America Online, Inc and Level 3 Communications, LLC (successor to Genuity Services, Inc. (BBN Corporation) dated March 21, 2005, shall be further amended to extend the term of such services to be co-terminus with the expiration of the Managed Modem Agreement.

16.	Service Levels:

a.	[****]

b.	[****]

[****]

c.	[****]

d.	[****]

[****]

17.	Market Conversion: Level 3 will use commercially reasonable efforts to complete the conversion from Rate Center-level management of the network to Market-level management by June 1, 2006.

18.

Monthly Invoicing:  The [****] ICG Ports and the first [****] other ports will continue to be billed monthly in arrears through the Term (stated in Section 8 of this Letter Agreement). All other ports will be billed monthly in advance through the Term.

19.	[****]: The last sentence of Section 2.2(a) of the Managed Modem Agreement will be modified by changing the number [****].

20.	[****]: Section 2.2(b) of the Managed Modem Agreement ([****]) is hereby deleted.

21.

Conversion of Usage Based Ports:  Where this Letter Agreement contemplates the conversion of ports sold on a usage basis to ports charged on a monthly basis (and vise versa) using an effective monthly usage rate of [****] hours, AOL agrees to review such effective monthly usage rate upon Level 3’s request (but not more often than once per calendar quarter) and adjust the monthly usage rate to be consistent with AOL’s actual usage of Level 3 fixed rate ports.

22.	Other existing terms and conditions: All other terms and conditions in the Managed Modem Agreement, as amended, not specifically addressed herein will remain in effect. In the event of any conflicts between the terms of the Managed Modem Agreement and this Letter Agreement, the terms of this Letter Agreement shall govern.

23.

Definitive Agreement:  The parties will work in good faith to complete the terms of a single, new definitive managed modem network services agreement that will replace/supersede all prior documentation (i.e., prior Level 3, ICG, and Genuity agreements and subsequent letter agreements, amendments, including toll-free dial access, etc.) including the Managed Modem Agreement.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

AOL LLC

/s/ Frank Ambrose
Frank Ambrose
Senior Vice President

Accepted and agreed:

LEVEL 3 COMMUNICATIONS, LLC

/s/ Kevin O’Hara
Kevin O’Hara
President & COO

Exhibit A

[Rate Centers]

Attached

Exhibit A

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Exhibit B

[ICG Renewal Ports]

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Exhibit C

[Markets]

Attached

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Exhibit D

[AOL Traffic Percentage by Rate Center and Market]

Attached

Exhibit D

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